GRANITE
STATE
BANKSHARES

122 West Street
Post Office Box 627
Keene, New Hampshire 03431-0627
Telephone:603/352-1600


                                                              March 24, 1997

Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of Granite State Bankshares, Inc. ("Granite State" or the "Company"), to be held on April 15, 1997 at 10:00 a.m., at the Keene Country Club, Keene, New Hampshire.

      Matters to be considered at the Annual Meeting include the election of two directors, and the ratification of the appointment of independent auditors for the fiscal year ending December 31, 1997. During this meeting, we will also report on the operations of Granite State. Directors and officers of Granite State, as well as representatives of Grant Thornton LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our stockholders may have. For the reasons set forth in the proxy statement, the Board unanimously recommends a vote "FOR" each of the nominees listed under Proposal 1 and "FOR" Proposal 2.

      Detailed information concerning the activities and operating performance of Granite State during the year ended December 31, 1996, is contained in our annual report, which is enclosed.

      I hope you will be able to attend this meeting in person. Whether or not you expect to attend, I urge you to sign, date and return the enclosed proxy card so that your shares will be represented.

      We look forward to seeing you at the Annual Meeting.



                                       Sincerely,



                                       /s/ CHARLES W. SMITH
                                           Charles W. Smith






                       GRANITE STATE BANKSHARES, INC.
                               122 WEST STREET
                         KEENE, NEW HAMPSHIRE 03431
                               (603) 352-1600

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON APRIL 15, 1997

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Granite State Bankshares, Inc. will be held on April 15, 1997, at 10:00 a.m., at the Keene Country Club, West Hill Road, Keene, New Hampshire.

      A proxy statement and proxy card for this Annual Meeting are enclosed herewith. The Annual Meeting is for the purpose of considering and voting upon the following matters:

      1. The election of two directors for terms of three years each or until their successors are elected and qualified;

      2. The ratification of Grant Thornton LLP as independent auditors of the Company for the fiscal year ending December 31, 1997; and

      3. To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any such other business.

      Pursuant to the Bylaws, the Board of Directors has fixed March 7,1997, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of Common Stock of the Company as of the close of business on March 7, 1997 will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

      EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF GRANITE STATE A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER OF RECORD PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.

                                       By Order of the Board of Directors



                                       /s/ CHARLES B. PAQUETTE
                                           Charles B. Paquette
                                           Secretary

Keene, New Hampshire
March 24, 1997





                       GRANITE STATE BANKSHARES, INC.
                               122 WEST STREET
                         KEENE, NEW HAMPSHIRE 03431

                               PROXY STATEMENT
                       ANNUAL MEETING OF STOCKHOLDERS
                       GRANITE STATE BANKSHARES, INC.
                               APRIL 15, 1997

SOLICITATION AND VOTING OF PROXIES

      This proxy statement is being furnished to stockholders of Granite State Bankshares, Inc. ("Granite State" or the "Company"), in connection with the solicitation by the Board of Directors of the Company ("Board of Directors" or the "Board") of proxies to be used at the annual meeting of stockholders (the "Annual Meeting") to be held on April 15, 1997, at the Keene Country Club, Keene, New Hampshire, at 10:00 a.m., and at any adjournments thereof.

      This proxy statement and the accompanying proxy card are initially being mailed to recordholders on or about March 24, 1997.

      Regardless of the number of shares of common stock owned, it is important that recordholders of a majority of the shares be represented by proxy or in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF GRANITE STATE WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT, AND FOR THE RATIFICATION OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

      The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof, including any motion to adjourn the Annual Meeting in order to solicit additional proxies or otherwise.

      The cost of solicitation of proxies in the form enclosed herewith will be borne by Granite State. In addition to the solicitation of proxies by mail, Registrar and Transfer Company, a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee estimated to be $2,000, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone or telegraph by directors, officers and regular employees of the Company or Granite Bank, a subsidiary of the Company (the "Bank"), without additional compensation therefor. Granite State will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.




REVOCATION OF PROXY

      A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your recordholder to vote personally at the Annual Meeting.

VOTING SECURITIES

      The securities which may be voted at the Annual Meeting consist of shares of common stock of Granite State, par value $1.00 per share (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting.

      The close of business on March 7, 1997 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and any adjournments thereof. On the Record Date, Granite State had 2,019,016 shares of Common Stock outstanding.

      The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or to ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Under New Hampshire law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of shares voted, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

      Concerning all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all other matters shall be determined by a majority of the votes entitled to be voted. Hence, shares as to which the "ABSTAIN" box has been selected on the proxy card and broker non-votes will have the effect of a negative vote as to that matter.

      Proxies solicited hereby will be returned to the proxy solicitors or the Company's transfer agent, and will be tabulated by inspectors of election designated by the Board. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.









SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date as disclosed in certain reports regarding such ownership filed with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), by such persons or groups. Other than those persons listed below, the Company is not aware of any person or group that owns more than 5% of the Company's Common Stock as of the Record Date.


TITLE OF                 NAME AND ADDRESS           AMOUNT AND NATURE OF     PERCENT OF
CLASS                   OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP       CLASS
---------------------------------------------------------------------------------------

Common Stock      Granite State Bankshares, Inc.         197,914<F1>           9.80%
                    Employee Stock Ownership
                    Plan and Trust ("ESOP")
                    122 West Street
                    Keene, New Hampshire 03431

Common Stock      Charles W. Smith                       132,561<F2>           6.52%
                    P.O.Box 587
                    Spofford, New Hampshire 03462

Common Stock      Charlton MacVeagh, Jr.                 110,056               5.45%
                    Cloudlands
                    Marlboro, New Hampshire 03455

--------------------

<F1>   Messrs. Koontz, Smedley and Smith serve as the administrative committee of the ESOP (the "ESOP Committee"). In addition, Future Planning Associates, Inc., an unrelated corporate trustee has been appointed ESOP Trustee ("ESOP Trustee"). All shares held in the ESOP Trust have been allocated to participants, and will be voted by the ESOP Trustee as directed by such participants.

<F2>   Includes 13,400 shares underlying options which Mr. Smith has the immediate right to acquire and 31,527 shares held in the ESOP Trust over which Mr. Smith has voting rights.

               PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING
                     PROPOSAL 1 -- ELECTION OF DIRECTORS

      In accordance with its Bylaws, Granite State currently has seven (7) directors. Directors of the Company are elected for staggered terms of three years each, with a term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified. The Bylaws of Granite State provide that no person may serve as director after attaining 70 years of age.


      All nominees named are presently directors of the Company. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person and Granite State.

      In the event that such nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy card if executed and returned will be voted FOR the election of all nominees proposed by the Board of Directors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO NOMINEES, CONTINUING DIRECTORS AND EXECUTIVE
OFFICERS

      The following table sets forth, as of the Record Date, the names of nominees, continuing directors and "named executive officers", as defined below, their ages, the year in which each became a director and the year in which their terms (or in the case of nominees, their proposed terms) as director of the Company expire and the amount of Common Stock and the percent thereof beneficially owned by each and all directors and executive officers as a group.

                                                EXPIRATION                              PERCENT
                                     DIRECTOR   OF TERM AS     AMOUNT AND NATURE OF       OF
NAME                           AGE    SINCE      DIRECTOR    BENEFICIAL OWNERSHIP<F1>    CLASS
------------------------------------------------------------------------------------------------

NOMINEES
Philip M. Hamblet              51     1990         2000         29,540                    1.46%
James L. Koontz                62     1994         2000          3,720                     .18%

CONTINUING DIRECTORS
Charles W. Smith               54     1986         1998        132,561<F2><F4>            6.52%
C. Robertson Trowbridge        65     1988         1998         17,808                     .88%
James C. Wirths III            60     1994         1998         15,400                     .76%
Jane B. Reynolds               67     1986         1999         11,705<F3>                 .58%
William Smedley, V             65     1986         1999         21,150                    1.05%

NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
William C. Henson              41      --           --          38,504<F5><F6>            1.89%
Charles B. Paquette            44      --           --          64,334<F5><F6><F7>        3.16%
William G. Pike                45      --           --          26,775<F5>                1.33%
William D. Elliott             49      --           --          40,839<F5><F6>            2.02%
All directors and executive officers
as a group (13 persons)                                        409,302<F8><F9><F10>      19.72%






--------------------

<F1>   Includes all shares of stock owned by each director or named executive officer, their spouse, or as custodian or trustee for minor children, over which shares such individuals effectively exercise sole or shared voting or investment power.

<F2>   Includes 31,527 shares held by the ESOP Trust for the benefit of Mr.
       Smith and over which Mr. Smith has current voting rights.

<F3>   Includes 4,800 shares as to which Ms. Reynolds is co-trustee and thereby shares voting and dispositive power.

<F4>   Includes 13,400 shares subject to options granted to Mr. Smith pursuant to the Granite State Bankshares, Inc. Stock Option Plan (the "Stock Option Plan"), which are currently exercisable.

<F5>   Includes 14,499 shares, 15,615 shares, 4,068 shares and 5,013 shares held by the ESOP Trust for the benefit of Messrs. Henson, Paquette, Pike and Elliott, respectively, and over which they have current voting rights.

<F6>   Includes 17,205 shares, 19,055 shares and 7,000 shares subject to options granted to Messrs. Henson, Paquette and Elliott, respectively, pursuant to the Stock Option Plan which are currently exercisable.

<F7>   Includes 2,925 shares as to which Mr. Paquette is trustee and thereby has voting and dispositive power.

<F8>   Excludes shares held by the ESOP that are allocated to non-executive officers and employees.

<F9>   Includes shares owned by two persons who are members of the Board of
       Directors of Granite Bank, but not of the Company.

<F10>  Includes 56,660 shares subject to options granted to executive officers, pursuant to the Stock Option Plan, which options are currently exercisable, and 70,722 shares allocated under the ESOP Trust for the benefit of the executive officers and over which the executive officers have current voting rights.

DIRECTORS' PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE FOR FIVE YEARS

      Philip M. Hamblet is President of Fred H. Hamblet, Inc. an electrical contracting firm.

      Jane B. Reynolds has been active in community affairs, serving as a trustee of Cheshire Hospital.

      William Smedley, V, is retired and formerly was the Vice President of Human Resources at National Grange Mutual Insurance Co., Keene, New Hampshire.





      Charles W. Smith is Chairman of the Board and Chief Executive Officer of Granite State. Mr. Smith has been the President and Chief Executive Officer of Granite Bank since October 1982.

      C. Robertson Trowbridge is Chairman of the Board of Yankee Publishing, Inc., a publishing firm.

      James L. Koontz is Chairman of the Board of Granite Bank. Mr. Koontz is President and Chief Executive Officer of Kingsbury Corporation, a manufacturer of factory automation and machine tools.

      James C. Wirths, III is retired and formerly was the Vice President of Finance and Treasurer of Tilcon-Arthur Whitcomb, Inc., a building supplier of ready-mix concrete.

COMMITTEES OF THE BOARD OF GRANITE STATE

      Granite State's Board of Directors has appointed an Executive Committee consisting of Messrs. Smith, Koontz, Smedley and Wirths and Mrs. Reynolds, an Audit Committee composed of Messrs. Wirths, Hamblet and Koontz and a Personnel Committee which serves as the Company's Compensation Committee consisting of Messrs. Smedley, Smith and Koontz and Mrs. Reynolds. The Board of Directors of Granite State does not have a standing Nomination Committee. The Executive Committee met 4 times during 1996, the Audit Committee met 2 times and the Personnel Committee met 4 times. The Executive Committee is vested with the authority of the Granite State Board in most matters between meetings of the Granite State Board. The Audit Committee reviews audit procedures and internal controls at the Company and the report and performance of the Company's independent auditors. The Personnel Committee determines compensation for the officers and other employees of the Company, as well as reviewing the employee benefit plans of the Company. The Company's Board of Directors met 5 times, and Granite Bank's Board of Directors met 13 times in 1996. All directors were present for at least 75% of the meetings of the Board and the Committees of which they were a member.

DIRECTORS' COMPENSATION

      Directors' Fees. The directors of Granite State are paid $700 for each Board of Directors meeting attended and $150 for each committee meeting attended. The directors of Granite State who are also directors of Granite Bank, are paid $700 for attendance at board meetings and $150 for each committee meeting attended of the subsidiary. Additionally, the Chairman of the Board of Directors of the Bank is also paid a $1,500 annual retainer. The directors may elect to defer their compensation. Additionally, in January of each year Directors are given the opportunity to receive ninety percent of their estimated fees for attendance at Board meetings during the upcoming year, as a retainer payment, which amount is utilized for the purpose of purchasing shares of Company Common Stock in the open market for the benefit of the individual Directors.

EXECUTIVE COMPENSATION

      Summary Compensation Table. The following table shows, for the years ending December 31, 1996, 1995 and 1994, the cash compensation paid by Granite State or its subsidiary, as well as certain other forms of compensation paid or accrued for those years, to the executive officers of the Company who each received total salary and bonus in excess of $100,000 in 1996 ("Named Executive Officers").


                                                                                                    LONG TERM
                                                                  ANNUAL COMPENSATION              COMPENSATION
                                                     -------------------------------------------   ------------
                                                                                                      AWARDS
                                                                                                   ------------
                                                                                                    SECURITIES
                                                                                    OTHER           UNDERLYING
                                                                                   ANNUAL            OPTIONS         ALL OTHER
NAME AND PRINCIPAL POSITION                    YEAR   SALARY($)    BONUS($)  COMPENSATION($)<F4>     (#)<F2>      COMPENSATION<F3>
----------------------------------------------------------------------------------------------------------------------------------

Charles W. Smith                               1996  $252,308<F1>  $96,163      $132,804<F5>           --             $19,097
 Chairman of the Board of Granite State;       1995   235,800<F1>   79,380            --               --              10,742
 President and Chief Executive Officer of      1994   219,425<F1>   63,000            --               --               9,976
 Granite State and Granite Bank

William C. Henson                              1996   119,236       33,386        48,628<F5>           --              16,639
 Executive Vice President of the Company and   1995   113,558       28,390            --               --              10,169
 Director of Community Banking of the Bank     1994   108,150       21,630            --               --               8,179

Charles B. Paquette                            1996   119,236       33,386        36,398<F5>           --              16,769
 Executive Vice President, Chief Operating     1995   113,558       28,390            --               --              10,185
 Officer and Secretary of the Company and      1994   108,150       21,630            --               --               8,190
 the Bank

William G. Pike                                1996   119,236       33,386            --               --              15,116
 Executive Vice President and Chief Financial  1995   113,558       28,390            --               --              10,153
 Officer of the Company and the Bank           1994   108,150       21,630            --               --               8,133

William D. Elliott                             1996   119,236       33,386            --               --              15,225
 Senior Vice President and Commercial          1995   113,558       28,390            --               --              10,185
 Lending Officer of the Bank                   1994   108,150       21,630            --               --               8,133

--------------------

<F1>   Includes Board of Directors' fees.

<F2>   The Company maintains the Stock Option Plan for the benefit of officers and employees. No options were granted under the Stock Option Plan during the years ending December 31, 1996, 1995 and 1994.

<F3>   Reflects amounts allocated to officers' accounts pursuant to the
       Employee Stock Ownership Plan ("ESOP"). Amounts reflect the number of shares allocated for the respective year, multiplied by the year-end price per share of Common Stock, which were $21.75, $16.375 and $11.375 at December 31, 1996, 1995 and 1994, respectively.

<F4>   For the periods presented, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for each year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; or (d) preferential discounts on stock.





<F5>   Represents the reimbursement by the Company of taxes related to the exercise by the executive of nonstatutory stock options, which reimbursement approximated the tax benefit received by the Company.

      Employment Agreements. Granite State and Granite Bank have entered into employment contracts with Messrs. Smith, Paquette, Henson, Pike and Elliott. Mr. Smith receives a minimum base salary of $254,832 under this 5 year contract subject to minimum annual increases of 10%. The contract automatically renews each year, so that the remaining term is five years unless notice of nonrenewal is provided by the Board in which event the contract expires five years after such notice. In the event of a change in control as defined in the contract of Granite State or Granite Bank, resulting in a termination of employment, other than for cause, or upon certain other events of termination of employment other than for cause, Mr. Smith would receive a severance payment equal to the greater of the payments remaining under the contract or three times his average annual salary for the five immediately preceding years, plus an accelerated retirement benefit. In addition, the Company is obligated to indemnify Mr. Smith for any golden parachute excise tax, and any income tax with respect to such indemnification payment, for which he would become liable in connection with a termination following a change in control.

      Messrs. Paquette, Henson, Pike and Elliott have entered into contracts for three year terms providing that in the event of a change in control of 20% of any class of equity stock resulting in a termination of employment or upon certain other events of termination of employment, other than for cause, each would receive a severance payment equal to three times their respective average annual salaries (over the last 3 years) plus accelerated retirement benefits and continued health insurance. These contracts automatically renew each year, so that the remaining term is three years, unless notice of nonrenewal is provided by the Board, in which event the contracts expire three years after such notice.

      Under all of the contracts, in the event of a change in control of Granite State or Granite Bank, previously granted but unexercised stock options will become fully vested and accelerated retirement benefits and insurance coverage will be provided and continued. The officer will be reimbursed for all legal expenses incurred in enforcing the employment contract. Such payments will be made and such rights will vest if the officer terminates his employment following a change in control, either involuntarily or voluntarily.

      Under current tax law, certain of the payments that may be made under these agreements in the event of a change in control may not be deductible by Granite State.

      Stock Option Plan. The Board of Directors of Granite State adopted and the stockholders approved the Granite State Bankshares, Inc. Stock Option Plan (the "Stock Option Plan") to promote growth and profitability of the Company. There were no stock options granted under the Stock Option Plan during 1996.

      Set forth below is certain information concerning options exercised in 1996 by the Named Executive Officers, and options outstanding to such Named Executive Officers at December 31,1996.



             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR-END OPTION VALUES


                                                         NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                              OPTIONS AT             IN-THE-MONEY OPTIONS AT
                                                           FISCAL YEAR-END(#)          FISCAL YEAR-END<F2>
                                                       -------------------------   ---------------------------
                      SHARES ACQUIRED      VALUE       EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
NAME                   UPON EXERCISE    REALIZED<F1>             (#)                        ($)
--------------------------------------------------------------------------------------------------------------
Charles W. Smith          23,500          $393,625       36,900         0           $618,075         $0
William C. Henson          9,835           126,936       21,365         0            357,864          0
Charles B. Paquette        5,965            99,914       25,235         0            422,686          0
William G. Pike            1,300            21,775       12,700         0            212,725          0
William D. Elliott         1,200            20,100       12,800         0            214,400          0

--------------------

<F1>   Equals the difference between the aggregate exercise price of the options exercised and the aggregate fair market value of the shares of Common Stock received upon exercise computed by using the closing bid price of the Common Stock as quoted on Nasdaq Stock Market on the date of exercise.

<F2>   Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on December 31, 1996, at which date the last sale price of the Common Stock as quoted on the Nasdaq Stock Market was $21.75.

      Defined Benefit Plan. Granite State provides a defined benefit retirement plan for all eligible employees of Granite State and its subsidiary age 21 or older who have completed at least one year of credited service. Benefits earned become 100% vested after 5 years of vesting service after the attainment of age 18. The normal form of benefit at retirement is a straight life annuity. A participant's retirement benefit will equal 2% of the participant's average annual earnings (over a 3-year period) multiplied by the number of years of credited service (up to a maximum of 30 years), reduced by 1-2/3% of his primary social security benefit multiplied by the number of years of credited service (up to 30 years).

      The following table indicates the estimated annual benefit payable to employees under the Defined Benefit Plan by the salary and years of service classifications indicated, assuming retirement at age 65, during 1996 and a straight life annuity form of payment. As of December 31, 1996, Messrs. Smith, Henson, Paquette, Pike and Elliott, had 23 years and 10 months, 16 years, 22 years and 2 months, 5 years and 1 month, and 6 years and 9 months, respectively, of credited service for purposes of the defined benefit retirement plan. Messrs. Smith, Henson and Paquette will have more than the maximum credited service of 30 years at the normal retirement age. Messrs. Pike and Elliott will have 24 years and 9 months and 22 years and 6 months of credited service, respectively, at the normal retirement age.



                BENEFIT BASED UPON YEARS OF CREDITED SERVICE AT AGE 65
  AVERAGE      --------------------------------------------------------
  EARNINGS     10 YEARS    15 YEARS    20 YEARS    25 YEARS    30 YEARS
  ---------------------------------------------------------------------

  $ 40,000     $ 5,572     $ 8,358     $11,144     $13,930     $16,716
    60,000       9,352      14,028      18,704      23,380      28,056
    80,000      13,348      20,022      26,696      33,370      40,044
   100,000      17,348      26,022      34,696      43,370      52,044
   120,000      21,348      32,022      42,696      53,370      64,044
   140,000      25,348      38,022      50,696      63,370      76,044
   160,000      27,348      41,022      54,696      68,370      82,044
   180,000      27,348      41,022      54,696      68,370      82,044
   200,000      27,348      41,022      54,696      68,370      82,044
   220,000      27,348      41,022      54,696      68,370      82,044
   240,000      27,348      41,022      54,696      68,370      82,044
   255,000      27,348      41,022      54,696      68,370      82,044

      Under the Internal Revenue Code of 1986 (the "Code"), the maximum benefit payable under the Defined Benefit Plan per year, in 1996, was $120,000. The compensation utilized in the formula to calculate pension benefits consists of the salary reported in the "Summary Compensation Table." The benefit amounts shown in the preceding table are subject to deductions for Social Security benefits or other offset amounts. Under the Code, only $150,000 of compensation may be considered for purposes of determining retirement benefits.

      Supplemental Executive Retirement Plan. In August 1996, the Bank restated its Supplemental Executive Retirement Plan ("SERP"). The SERP is designed to provide a benefit (less the benefits in fact provided under the defined benefit plan) that is equal to 60% of the participant's average annual salary at retirement, which would have been provided to the participant but for the restrictions imposed by the Code, plus the SERP is designed to provide an additional benefit to replace amounts the covered executive is giving up under the Bank's ESOP as a result of Code restrictions. Currently, Mr. Smith is the only designated participant in the SERP. Under the restated SERP, the amount of benefit to which the executive would be entitled has been actuarially determined to be $184,797 upon retirement at age 62. The benefit will be paid over the executive's life or 20 years, whichever is greater. The Bank has established a rabbi trust which has purchased a life insurance policy on the executive's life in order to ensure that the Bank can satisfy its obligation under the SERP. Beginning in 1996, the Bank will make annual contributions in an amount equal to the expense accrual under the SERP, into a secular trust for the benefit of the executive. Amounts accrued prior to the restatement of the SERP were transferred to the secular trust. In the event of the executive's termination of employment within 36 months of a change in control of the Bank, or in the event of the executive's death, the Bank is required to make contributions to the secular trust from its general assets or from the assets held by the rabbi trust which, when added to the remaining assets in the secular trust, are sufficient to fund the supplemental retirement income benefit. Contributions with respect to the SERP relating to the years 1996, 1995 and 1994 were $175,748, $80,769 and $65,685, respectively.


INDEBTEDNESS OF MANAGEMENT AND TRANSACTIONS WITH CERTAIN RELATED PERSONS

      In the ordinary course of business, Granite Bank makes loans to Granite State's and the Bank's directors, officers and parties related to them. Such transactions are on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than normal risk of collectibility or present other unfavorable features.

       PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Company's independent auditors for the fiscal year ended December 31, 1996 were Grant Thornton LLP. The Company's Board of Directors has reappointed Grant Thornton LLP to continue as independent auditors for the Bank and the Company for the year ending December 31,1997 subject to ratification of such appointment by the stockholders.

      Representatives of Grant Thornton LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting. UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                           ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS

      To be considered for inclusion in the proxy statement and proxy relating to the Annual Meeting of Stockholders to be held in 1998, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement, not later than November 24,1997. Any such proposal will be subject to 17 C.F.R. 240.14a-8 of the Rules and Regulations under the Exchange Act.





















NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

      The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an Annual Meeting. The stockholder must give written advance notice to the Secretary of the Company not less than one hundred twenty (120) days before the date on which the Company's proxy statement was released to stockholders in connection with the previous annual meeting. The advance notice by a stockholder must include the stockholder's name and address, as it appears on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and the number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

          OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

      The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

      Whether or not you intend to be present at this Annual Meeting, you are urged to return your proxy promptly. If you are present at this Annual Meeting and wish to vote your shares in person, your proxy may be revoked.

      A COPY OF THE FORM 10-KSB (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO GRANITE STATE BANKSHARES, INC., MR. WILLIAM G. PIKE, EXECUTIVE VICE PRESIDENT, 122 WEST STREET, KEENE, NEW HAMPSHIRE 03431.

By Order of the Board of Directors


/s/ CHARLES B. PAQUETTE
Charles B. Paquette, Secretary
Keene, New Hampshire
March 24, 1997



YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.






                                [PROXY CARD]

                               REVOCABLE PROXY
                       GRANITE STATE BANKSHARES, INC.

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                       ANNUAL MEETING OF STOCKHOLDERS
                               APRIL 15, 1997

      The undersigned hereby appoints the Proxy Committee of the Board of Directors, with full power of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at an Annual Meeting of Stockholders ("Meeting") to be held at the Keene Country Club, Keene, New Hampshire at 10:00 a.m. (local time) on April 15, 1997. The Proxy Committee of the Board of Directors is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                    FOR ALL
                                                   FOR    WITHHOLD   EXCEPT

1.  The election as directors of all nominees      [ ]      [ ]       [ ]
    listed (except as marked to the contrary below):

      Philip M. Hamblet    James L. Koontz

INSTRUCTION: To withhold your vote for any nominee(s), mark "For All Except" and write that nominee's name on the line below.

____________________________________________________________________________

                                                   FOR    AGAINST   ABSTAIN
2.  The ratification of the appointment of         [ ]      [ ]       [ ]
    Grant Thornton LLP as auditors for the
    fiscal year ending December 31, 1997.

Check box if you plan to attend Meeting       -------------------->   [ ]

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED UNDER PROPOSAL 1 AND "FOR" PROPOSAL 2.

      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, INCLUDING WITHOUT LIMITATION A MOTION TO ADJOURN OR POSTPONE THE ANNUAL MEETING TO ANOTHER TIME AND/OR PLACE FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES OR OTHERWISE, THIS PROXY WILL BE VOTED BY THE PROXY COMMITTEE OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.






                                        -------------------------
 Please be sure to sign and date       |  Date                   |
   this Proxy in the box below.        |                         |
 ----------------------------------------------------------------|
|                                                                |
|                                                                |
|                                                                |
 ---Stockholder sign above----Co-holder (if any) sign above------


DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.


                       GRANITE STATE BANKSHARES, INC.

      Should the above signed be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy card prior to a vote being taken on a particular proposal at the Meeting.

      The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting and a proxy statement dated March 24, 1997 and the 1996 Annual Report to Stockholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                             PLEASE ACT PROMPTLY
                   SIGN, DATE & MAIL YOUR PROXY CARD TODAY